INTEREST EXPENSES (Tables)	12 Months Ended
Dec. 31, 2022
INTEREST EXPENSES [Abstract]
Interest Expense on Long-term Debt
Interest expenses consist of interest expense on the long-term debt and amortization of deferred financing costs related to the facilities described in Note 8.

All figures in USD ‘000	2022	2021	2020
Interest Expenses, net of capitalized interest	23,455	23,392	27,127
Amortization of Deferred Financing Costs	3,600	2,988	4,354
Total Interest Expenses	27,055	26,380	31,481